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                                                                 EXHIBIT 23.2



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated January 22, 1996. It should be noted that we have not audited any financial statements of the company subsequent to June 30, 1995 or performed any audit procedures subsequent to the date of our report.

                                       Arthur Andersen LLP


Chicago, Illinois
December 3, 1997